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                                                                   EXHIBIT 10.27

          THIS LEASE AGREEMENT (hereinafter referred to as "Lease"), made as of this 6th day of January, 1997, between ENVIRO-ZYME INTERNATIONAL, INCORPORATED, P.O. Box 169, Stormville Mountain Road, Stormville, New York 12582 (hereinafter referred to as "Landlord"), and GEERLINGS & WADE, INCORPORATED, 960 Turnpike Street, Canton, Massachusetts 02021 (hereinafter referred to as "Tenant").

          WITNESSETH, that the Landlord hereby leases to the Tenant the following premises: approximately 10,600 square feet in the middle portion of the building (SEE Exhibit A attached). The space has a single office of approximately 10 feet by 15 feet, providing a reasonably secure location for computers, files and other office equipment. The space also has 2 bathrooms; one approximately 5 feet by 7 feet consisting of a sink and water closet, the second is approximately 10 feet by 15 feet consisting of a sink, a deep sink, a water closet and a urinal.

          The leased premises are a portion of the building located on the east side of route 52 in the Town of Kent, County of Putnam and State of New York, shown on the Tax Map as Section 17, Block 1, Lot 24 (hereinafter referred to as "Premises"). The Premises are to be used for a retail wine store and mail order distribution of wines.

          This lease is for a term commencing March 1, 1997 and terminating on February 28, 2000, with an option for an additional three (3) year term as set forth below:

          1. (a) The annual rent is Ninety Seven Thousand Three Hundred Five and 94/100 ($97,305.94) Dollars, payable in monthly installments of Eight Thousand One Hundred Eight and 83/100 ($8,108.83) Dollars, in advance, on the first day of each month of the term (provided that Tenant shall not be deemed to be in default under this Lease unless Tenant fails to pay such rent within ten days after receiving written notice of such default from the Landlord).

          The rent includes taxes, electricity and heat. Any required air conditioning and/or refrigeration equipment is the responsibility of the Tenant and Tenant is to maintain a separate electric meter in the name of the Tenant. Tenant is to notify Landlord, in advance, of such work.

               (b) The Tenant has the option to renew and extend the term of this Lease for an additional three (3) year term by notifying the Landlord, in writing, by certified mail, return receipt requested, sent to the address set forth herein, or at such address as the Landlord may designate, at least ninety
(90) days prior to the expiration of the first term. The annual rent for the additional three (3) year term shall be computed by taking the first term's annual rent ($97,305.94) plus a cumulative increase calculated by taking the increase in the New York/New Jersey Consumer Price Index above the March 1, 1997 Index and multiplying it by the first term's annual rent ($97,305.94).

               (c) That during the first year of this lease only (March 1, 1997 to February 28, 1998) the Tenant may terminate this lease upon 90 days written notice to the Landlord by :
(1) Forwarding said Notice of Termination at least 90 days prior to the date of termination to the Landlord by certified mail, return receipt requested, sent to the address set forth herein.
(2) Forwarding to the Landlord with said Notice of Termination a certified or bank check in the sum of $48,652.98 to the order of the Landlord as a termination fee.
Upon receipt of the above by the Landlord said lease shall be deemed terminated and of no further force and effect as of the date of termination set forth in said Notice of Termination.

          2. (a) The Tenant shall take good care of the Premises and shall, at the Tenant's own cost and expense, make all interior repairs to the premises. At the end or other expiration of the Lease, the Tenant shall deliver up the Premises in good order or condition, damage by fire and other casualty and the elements and normal wear and tear excepted. Failure on Tenant's part to make such repairs shall give Landlord the right, after reasonable notice, to enter upon the Premises for the purpose of making repairs and the cost thereof shall be borne by the Tenant and shall be chargeable as additional rent on the next rental due date.

               (b) If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice.

               (c) The Landlord will be responsible for exterior property upkeep, normal maintenance and structural repairs. Landlord will arrange for ground maintenance at the Landlord's expense.

          3. The Tenant shall comply with all Statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to the Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with the Premises during the term of the Lease, and shall also

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promptly comply with and execute all rules, orders and regulations of the New
York Board of Fire underwriters, or any other similar body, at the Tenant's own cost and expense.

          4. The Tenant, its heirs, executors or administrators shall not assign this Lease, or sub-let or sub-lease the Premises, or any part thereof, or make any alterations on the Premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, In the event Tenant obtains necessary approvals from the Landlord and does sub-let, sub-lease or assign this Lease, Tenant shall nevertheless be liable for the performance of Tenant's obligation should any such sub-tenant or assignee default in the performance thereof.

          5. In the case of damage, by fire or other cause, to the building in which the Premises are located, if the damage is so extensive as to amount practically to the total destruction of the Premises or of the building, or if the Landlord shall within a reasonable time decide not to rebuild, the Lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage. In all other cases where the Premises are damaged by fire. The Landlord shall repair the damage, if the damage has rendered the Premises untenantable, in whole or in part, and there shall be an apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond Landlord's control.

          6. The Tenant agrees that the Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon the Premises, or any part thereof, at all reasonable hours for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

          7. Within the final six months of the term or any extension of the term, the Tenant agrees to permit the Landlord or the Landlord's agent to show the Premises to persons wishing to rent or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the terms or extended term, the Landlord or the Landlord's agents shall have the right to place notices on the front of the Premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

          8. If the Premises, or any part thereof, shall be deserted or become vacant during said term for a period of more than thirty consecutive days, and if any default be made in the performance of any of the convenants herein contained, beyond the expiration of applicable notice, grace and cure periods, the Landlord or representatives may re-enter the Premises by summary proceedings or other wise, and remove all persons therefrom without being liable to prosecution therefor, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and Landlord agrees to use reasonable efforts to relet the Premises and in connection therewith reserves the right to rent the Premises for a longer period of time than fixed in the Lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the Premises to a rentable condition, and then to the payment of the rent and all other charges due and to become due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

          9. Landlord may replace, upon ten days written notice to Tenant, at the expense of Tenant, any and all broken glass in Tenant's area. This consists of the windows on the garage door in the loading area. Bills therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant within fifteen days after receipt by Tenant, and the amount thereof shall be deemed to be, and be paid, as additional rent. Damage and injury to the Premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

          10. The Tenant shall neither encumber nor obstruct the sidewalk in front of, or entrance to, said premises, nor allow the same to be obstructed or encumbered in any manner.

          11. The Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak from flow from or into any part of the Premises or from any damage or injury resulting or arising from any other cause of happening whatsoever unless said damage or injury be caused by or due to the negligence or willful misconduct of the Landlord.

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          12.  If default be made in any of the covenants herein contained and in the case of Tenant's monetary obligations under this Lease such default continues for a period of ten days after Tenant receives written notice thereof from Landlord and in the case of Tenant's non-monetary obligations under this Lease such default continues for a period of thirty days after Tenant receives written notice thereof from Landlord, then it shall be lawful for the Landlord to re-enter the Premises, and the same to have again, re-possess and enjoy.

          13. This instrument shall not be a lien against the Premises in respect to any mortgages that are now on or that hereafter may be placed against the Premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this Lease, irrespective of the date of recording and the Tenant agrees to execute any such instrument, without cost, which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages, provided that as a condition to Tenant's subordination of the Lease and execution of an instrument confirming such subordination, the holder of the mortgage agrees for itself and any purchaser or transferee in a foreclosure sale or by deed in lieu of foreclosure to not disturb Tenant's right of possession under this Lease and agrees to recognize all the terms and condition of this Lease.

          14. The Tenant has this day deposited with the Landlord the sum of $3,161.08 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant within thirty days after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the vend for the benefit of the Tenant and Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security shall be placed in an interest bearing account in the name of the Landlord for the duration of the Lease, with the interest accruing to the benefit of the Tenant. Until the security deposit is used or returned to the Tenant, the interest generated shall become a part of the security deposit. If the Landlord is required to pay incomes taxes on the interest generated by the security deposit, the Landlord will use the proceeds from the security deposit.

          15. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

          16. It is expressly understood and agreed that in case default be made in the payment of the rent or any part thereof beyond the expiration of applicable notice, grace and cure periods as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this Lease or if default be made in the performance of any of the covenants and agreements in this Lease contained on the part of the Tenant to be kept and performed beyond the expiration of applicable notice, grace and cure periods, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to the Premises, or if their Departments and Bureaus, applicable to the Premises, or if the Tenant shall file, or there be filed against Tenant a petition in bankruptcy or the Tenant makes an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord, may if the Landlord so elects, at any time thereafter terminate this Lease and the term hereof, on giving to the Tenant 15 days' notice in writing of the Landlord's intention so to do, and this Lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given personally or by first class mail to the Tenant addressed to the Premises.

          17. The Tenant understands that the Premises are serviced by a well and septic system. if repairs and maintenance are necessary, the Tenant shall pay a pro rata share based on the proportion the Tenant's leased area is to the whole. The Landlord warrants that the well and septic system are in good operating condition as of the date of this Lease.

          18. The Tenant will not nor will the Tenant permit undertenants or other persons to do anything in the Premises, or bring anything into the Premises or permit anything to be brought into the Premises or to be kept therein, which will in any way increase the rate of fire insurance on the Premises, nor use the Premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increases. Landlord is aware that the Tenant will store wine on the Premises and the Landlord has consulted his insurance agent and agrees that no additional increase in the insurance premiums will be required of Tenant with respect to Tenant's use and occupancy of the Premises.

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          19.  The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This Lease may not be changed, modified, discharged or terminated orally.

          20. If the whole or any part of the Premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose the Landlord will immediately notify the Tenant and the Tenant will have 120 days to find a new premises, then and in the event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease.

          21. If after default in payment of rent or violation of any other provision of this Lease, or upon the expiration of the Lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of Lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the Tenant and shall become the property of the Landlord after ten days notice in writing to the Tenant.

          22. In the event the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this Lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the Premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this Lease, the Tenant's use or occupancy of the Premises, and/or any claim of injury or damage.

          23. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department of subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

          24. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making or repairs or improvements to the Premises or to the building of which the Premises are a part, or to its appliances or to the equipment, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "services" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such service shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive any such "services" during any period wherein the Tenant shall be in default beyond the expiration of applicable notice, grace and cure periods in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making repairs, improvements or decorations to the Premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

          25. Landlord shall not be liable for failure to give possession of the Premises upon commencement date by reason of the fact that Premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or available, but the term herein shall not be extended.

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          26.  In the event there are violations on the Premises, Tenant shall immediately take the necessary steps to correct the said violations. In the event the Tenant fails to correct the said violations, the Landlord may at its option, after fifteen (15) days written notice to the Tenant, cause the said changes to be made and add the cost thereof to the next monthly rent due from the Tenant.

          27. (a) The Tenant covenants that the Tenant will, at all times during the term of this Lease and at the Tenant's own cost and expense, in the name and for the benefit of the Landlord and the Tenant, the Mortgage/Mortgagees (hereinafter defined), maintain comprehensive general public liability insurance against loss by reason of bodily injury, including death, and personal injury in the amount of at least $2,000,000.00 for injury or death in anyone occurrence and in the amount of at least $100,000.00 against loss by reason of property damage incurred either in the interior of the Premises, or any portion thereof or upon and in or about the Premises. The term "Mortgagee/Mortgagees" shall mean any Federal, State or Local government authority advancing funds to Landlord in exchange for a security interest in the Premises or the building or buildings of which the Premises are a part.

               (b) The Tenant agrees to fully indemnify the Landlord for loss of any Tenants property due to any cause, including fire or theft.

               (c) At all times during the term of this Lease, Tenant will at its own cost and expense, provide and keep in force workmen's compensation insurance covering all of Tenant's employees working in the premises, disability insurance, and any other insurance now or hereafter required by Federal, State or Municipal authorities or any of their departments having jurisdiction thereof.

               (d) All insurance required under this paragraph "27." shall be in form satisfactory to and must be approved by the Landlord and be carried by responsible insurance companies qualified to do business in New York and in good standing therein. The Tenant agrees to furnish and deliver to the Landlord policies or certificates evidencing all insurance required under this Lease, at or prior to the commencement of the term set forth herein, with, if requested, evidence of the payment of premiums, and to deliver to the Landlord renewal policies or certificates at least thirty (30) days before the expiration of the insurance which such policies are to renew. All such policies will not be canceled until after ten (10) days' written notice to the Landlord. In the event of default by the Tenant in having such policies of insurance issued and deposited, the Landlord may cause said policies to be issued at the expense of the Tenant. On default by the Tenant in payment of any of the premiums on such policies when payment thereof shall be due and payable, whether said insurance is procured by the Landlord or by the Tenant, the Landlord may thereupon pay the same and the Tenant agrees on demand to repay to the Landlord the money so paid together with interest thereon at the rate of nine (9%) percent per annum from the date or dates of payment by the Landlord, as additional rent.

               (e) To the extent not prohibited by New York General Obligations Law 5-321, Tenant hereby indemnifies and holds Landlord, its officers, directors, agents and employees, from and against any and all damages, expenses, fees (including reasonable attorneys' fees), liabilities, losses and demands (just or unjust), by reason of personal injury, wrongful death or property damage arising from, out of or in connection with Tenant's use of the Premises.

               (f) In the event of any loss or destruction of the Premises or part thereof by condemnation or fire or other casualty, any rebuilding or repair shall have the prior approval of the Landlord.

               (g) If the Tenant and Landlord agree that any additional insurance becomes necessary to reasonably protect Landlord's interest in the Premises, then, upon request of Landlord the Tenant shall obtain any such insurance from a reputable insurer. Failure of Tenant to obtain any such insurance shall give Landlord the right to obtain and charge the cost thereof to Tenant as additional rent which shall be due and payable on the next rental payment due.

               (h) Any policy of insurance acquired by Tenant in carrying out Tenant's obligations under this Lease or otherwise in any way connected with the Premises shall include a waiver of subrogation in favor of Landlord.

          28. Tenant shall have all garbage and refuse removed from the Premises at its own expense and shall not allow garbage, trash or rubbish to accumulate in or about the Premises. No burning of papers or rubbish in and about the Premises is permitted. No bottles, crates, boxes, baskets or other containers shall be allowed to be stacked, placed or accumulated in and about the entrance and the exit or the exterior of the Premises. However, Tenant shall have the right to store garbage within the Premises in covered metal containers.

          29. Tenant shall have the Premises thoroughly cleaned by a licensed exterminator at least once every six (6) months.

                                                                               5
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          30.  No sign, illumination or advertisement of any nature shall be permitted in any show window, on the door, or on or about the front or the exterior of the Premises unless the Tenant has first secured written consent therefor in each instance from the Landlord. If the Tenant violates the terms of this paragraph, the Landlord shall have the right, without notice to the Tenant, to remove any such sign, illumination or advertisement, without incurring any liability by reason of such action, and the Landlord shall have all of the remedies provided in this Lease for a default by the Tenant. All interior signs visible from outside the Premises shall be in harmony with the Landlord's overall plan for the building or buildings of which the Premises may be a part.

          31. Tenant has inspected the Premises and is satisfied as to the condition thereof. Landlord gives no warranties nor makes any representations as to the Premises or condition thereof. Within 72 hours prior to the commencement of the term of this Lease, Tenant shall inspect the Premises and shall notify Landlord in writing of any discrepancies in the condition of the Premises on the date of this Lease. In the event of any discrepancy the commencement of the term of this Lease shall be postponed until Landlord can make any repairs or replacements of that part of the Premises contributing to the existence of any such discrepancies.

          32. The parties acknowledge and agree that the loading dock and front entrance railing was damaged by Tenants and/or Tenant's agents prior to the date hereof and that such damage will be repaired prior to the term of this Agreement or extension thereof.

          33.  Premises shall be delivered broom clean and free of debris.

          And the Landlord covenants that the Tenant on paying the rent, and performing the covenants in this agreement shall peacefully and quietly have, hold and enjoy the Premises for the term, provided however, that this covenant shall be conditioned upon the retention of a leasehold interest in the Premises by the Landlord.

          AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in this Lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

          IN WITNESS WHEREOF, The parties have interchangeable set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 6th day of January, 1997.


GEERLINGS & WADE, INC.                ENVIRO-ZYME INTERNATIONAL, INC.


BY: /S/ DAVID R. PEARCE               BY: /S/ JAY SILVERSTEIN
   ----------------------------          -----------------------------

Name: DAVID R. PEARCE                 Name: JAY SILVERSTEIN
     --------------------------            ---------------------------
TITLE: VICE PRESIDENT AND CFO         TITLE: PRESIDENT
      -------------------------             --------------------------


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